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                             SUREWEST COMMUNICATIONS



                      SUPPLEMENT TO NOTE PURCHASE AGREEMENT



                           Dated as of March 13, 2003




                  Re: $60,000,0000 4.74% Series B Senior Notes

                               DUE MARCH 13, 2013





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



                      SUPPLEMENT TO NOTE PURCHASE AGREEMENT



                                                      Dated as of March 13, 2003



To each of the Purchasers named in
Schedule A hereto which is
a signatory of this Agreement

Ladies and Gentlemen:

     This First Supplement to Note Purchase Agreement (the "Supplement") is between SureWest Communications (formerly known as Roseville Communications Company) (the "Company") whose address is 8150 Industrial Avenue, Roseville, California 95678 and the institutional investors named on Schedule A attached hereto (the "Additional Purchasers").

     Reference is hereby made to that certain Note Purchase Agreement dated as of December 9, 1998 (the "Note Agreement") between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Agreement. Reference is further made to Section 4.12 thereof which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

     The Company hereby agrees with you as follows:

     1. The Company has authorized the issue and sale of $60,000,000 aggregate principal amount of its 4.74% Series B Senior Notes due March 13, 2013 (the "Series B Notes"). The Series B Notes, together with the Series A Notes initially issued pursuant to the Note Agreement and each Series of Additional Notes which may from time to time be issued pursuant to the provisions of
Section 2.2 of the Note Agreement, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreement). The Series B Notes shall be substantially in the form set out in Exhibit I hereto with such changes therefrom, if any, as may be approved by you and the Company.

     2. Subject to the terms and conditions hereof and as set forth in the Note Agreement and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, and you agree to purchase from the Company, Series B Notes in the principal amount set forth opposite your name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

     3. Delivery of the $60,000,000 in aggregate principal amount of the Series B Notes will be made at the offices of O'Melveny & Myers LLP, 400 South Hope Street, Los Angeles, California 90071, against payment therefor in Federal Reserve or other funds current and immediately available at the principal office of Bank of America, N.A. at 555 Capital Mall, Suite 150, Sacramento, CA 95814,
Attention: Kim Preston, telephone (916) 321-4614, Account No. 12337-22696, ABA No. 121000358 in the amount of the purchase price at 8:00 a.m., Pacific Standard time, on March 13, 2003 (the "Closing").

     4. On March 13, 2009 and on each March 13 thereafter to and including March 13, 2012, the Company will prepay $12,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Series B Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Series B Notes pursuant to Section 8.2 of the Note Agreement or purchase of the Series B Notes permitted by Section 8.5 of the Note Agreement the principal amount of each required prepayment of the Series B Notes becoming due under this Section 4 on and after the date of such prepayment or purchase shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment or purchase.

     5. Your obligation to purchase and pay for the Series B Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

          (a) All conditions precedent set forth in Sections 4.1 through 4.3 and
     4.5 through 4.11 of the Note Agreement shall have been satisfied with respect to the Series B Notes (with the "Series B" Notes being deemed substituted for "Series A" Notes in such Sections).

          (b) The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Series B Notes and this Supplement.

          (c) A duly authorized Senior Financial Officer of the Company shall execute and deliver to each Additional Purchaser an Officer's Certificate dated the date of issue of the Series B Notes stating that such officer has reviewed the provisions of the Note Agreement (including any Supplements thereto) and setting forth the information and computations (in sufficient detail) required in order to establish whether the Company is in compliance with the requirements of Sections 10.3, 10.4 and 10.5 of the Note Agreement on such date.

          (d) You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (i) from Cooper, White & Cooper LLP, counsel for the Company, covering the matters set forth in
     Exhibit II-A and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and
     (ii) from O'Melveny & Myers LLP, your special counsel in connection with such transactions, substantially in the form set forth in Exhibit II-B and covering such other matters incident to such transactions as you may reasonably request.

     6. The Company represents and warrants that the representations and warranties set forth in Section 5 of the Note Agreement are true, correct and complete in all material respects on and as of the date of this Supplement to the same extent as though made on and as of that date, except:

          (a) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date;

          (b) that all  references  in such  representations  and  warranties to
     Schedule 5.3, 5.4, 5.5, and 5.15 shall be deemed to be to Schedules 5.3, 5.4, 5.5, and 5.15 attached hereto;

          (c) that Section 5.3 shall be amended by deleting it in its entirety and substituting the following therefor:

          "5.3 Disclosure. The Company, through its agent, Banc of America Securities LLC, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated January 2003 (the "Memorandum"), relating to the transactions contemplated hereby. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings identified in Schedule
          5.3 and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in
          Schedule 5.5, since December 31, 2001, there has been no change in the financial condition, operations, business or properties of the Company or any of its Subsidiaries except changes that individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.";

          (d) that Section 5.13 shall be amended by deleting it in its entirety and substituting the following therefor:

               "5.13 Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series A Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 51 other Institutional Investors, each of which has been offered the Series A Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has offered the Series B Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 49 other Institutional Investors, each of which has been offered the Series B Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.";

          (e) that Section 5.15 shall be amended by deleting the reference to "September 30, 1998" and substituting "December 31, 2002" therefor; and

          (f) that Section 5.18 shall be amended by deleting it in its entirety and substituting the following therefor:

               "5.18 Anti-Terrorism Legislation. Neither the Company nor any of its Subsidiaries or its Affiliates (a) is or will become a Person whose property or interests in property are blocked pursuant to
          Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages or will engage in any dealings or transactions, or be otherwise associated, with any such Person. The Company and its Subsidiaries and its Affiliates are in compliance, in all Material respects, with the Uniting And Strengthening America By Providing Appropriate Tools Required To Intercept And Obstruct Terrorism (USA Patriot Act of 2001). No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.".

     7. You represent and warrant that the representations and warranties set forth in Section 6 of the Note Agreement are true and correct on the date hereof with respect to the Series B Notes.

     8. Schedule B of the Note Agreement is hereby amended by inserting the following definition in correct alphabetical order:

               "`Fair Market Value' means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).".

     9. The definition of "Priority Debt" in Schedule B of the Note Agreement is hereby amended by deleting the reference to 10(i) and inserting in its place 10(j).

     10. The definition of "Adjusted Consolidated Net Worth" in Schedule B of the Note Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

               "`Adjusted Consolidated Net Worth' means, as of any date of determination, Consolidated Net Worth, as of such date of determination, less the sum of Restricted Investments incurred after Closing in excess of 10% of Consolidated Net Worth, as of such date of determination.".

     11. The Company and you agree to be bound by and comply with the terms and provisions of the Note Agreement, as supplemented by this Supplement, as if you were an original signatory to the Note Agreement.

                  [Remainder of page intentionally left blank.]

     The execution hereof shall constitute a contract between us for the uses and purposes hereinabove set forth, and this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                             SUREWEST COMMUNICATIONS


                             By __________________________
                                     Name:
                                     Title:

Accepted as of the date first above written.

Accepted as of the date first above written.





                       HARTFORD LIFE INSURANCE COMPANY
                       By Hartford Investment Services, Inc.
                       Its Agent and Attorney-in-Fact


                       By ________________________________
                                     Name:
                                     Title:

Accepted as of the date first above written.



                        AMERICAN HERITGAGE LIFE INSURANCE COMPANY

                        By ________________________________
                                    Name:


                        By ________________________________
                                    Name:
                                    Authorized Signatories




                         ALLSTATE LIFE INSURANCE COMPANY

                         By ________________________________
                                    Name:


                          By ________________________________
                                    Name:
                                    Authorized Signatories

Accepted as of the date first above written.



                         AIG ANNUITY INSURANCE COMPANY

                         By:    AIG Global Investment Corp., investment adviser


                         By __________________________________
                                     Name:
                                     Title:

Accepted as of the date first above written.



                           METROPOLITAN LIFE INSURANCE COMPANY


                           By __________________________
                                     Name:
                                     Title:

                   Schedule A to Supplement to Note Agreement

                       INFORMATION RELATING TO PURCHASERS

                                                              Principal Amount
                                                              of Series B Notes
Name and Address of Purchaser                                 to be Purchased

1. AIG ANNUITY INSURANCE COMPANY                              $25,000,000
   2929 Allen Parkway, A36-01
   Houston, TX  77019

All payments to be by wire transfer of immediately available funds, with sufficient information (including PPN 868733 A* 7, interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds, to:

                  ABA # 011000028
                  State Street Bank and Trust Company
                  Boston, MA  02101
                  Re:  AIG Annuity Insurance Company
                  A/C:  7215-132-7
                  OBI = PPN # and description of payment
                  Fund Number  WE1B

Payment notices to:
                  AIG Annuity Insurance Company and  WE1B
                  c/o State Street Bank Corporation
                  Insurance Services
                  801 Pennsylvania
                  Kansas City, MO  64105
                  Fax:  (816) 691-3619

Duplicate payment notices and all other correspondences to:

                  AIG Annuity Insurance Company and  WE1B
                  c/o AIG Global Investment Corporation
                  Attn:  Private Placements Department, A36-04
                  P.O. Box 3247 Houston, Texas 77253-3247

                  Overnight Mail Address:   2929 Allen Parkway, A36-04
                                            Houston, Texas  77019-2155
                  Fax:  (713) 831-1072

with copy to:     AIG Global Investment Corporation
                  Legal Department - Investment Management
                  2929 Allen Parkway, Suite A36-01
                  Houston, TX  77019-2155
                  Fax:  (713) 831-2328
                  Tax I.D. Number:  75-0770838
                  Par amount:  $25,000,000

Physical Delivery Instructions:
         DTC / New York Window
         55 Water Street
         New York, N.Y. 10041
         Attention: Robert Mendez
         Account: State Street
         Fund Name: AIG ANNUITY INSURANCE COMPANY
         Fund Number: WE 1B

Depository Trust Company (DTC) Instructions:
         DTC Participant # 0997
         Agent Bank ID # 20997
         Institution ID # 39456
         Fund Name: AIG ANNUITY INSURANCE COMPANY
         Fund Number: WE 1B

                                                             Principal Amount
                                                             of Series B Notes
Name and Address of Purchaser                                to be Purchased

2. ALLSTATE LIFE INSURANCE COMPANY                           $7,000,000
   3075 Sanders Road, Suite G5D
   Northbrook, IL  60062-7127


(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

                  BBK = Harris Trust and Savings Bank
                           ABA #071000288
                  BNF = Allstate Life Insurance Company
                           Collection Account #168-117-0
                  ORG = (Enter Issuer Name)
                  OBI = DPP - (Enter Private Placement No., if available)
                        Payment Due Date (MM/DD/YY) - P_____ (Enter "P" and amount of principal being remitted, for example, P5000000.00) - I______ (Enter "I" and amount of interest being remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

                  Allstate Insurance Company
                  Investment Operations - Private Placements
                  3075 Sanders Road, STE G4A
                  Northbrook, IL 60062-7127
                  Telephone: (847) 402-6672 Private Placements
                  Telecopy: (847) 326-7032

(3) Securities to be delivered to:

                  Harris Trust and Savings Bank
                  111 W. Monroe Street 6W
                  Chicago, Illinois 60603
                  Attention:  Valerie Haney
                  For Allstate Life Insurance Company/Safekeeping
                  Account No. 846627

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

                  Allstate Life Insurance Company
                  Private Placements Department
                  3075 Sanders Road, STE G5D
                  Northbrook, IL 60062-7127
                  Telephone: (847) 402-7117
                  Telecopy: (847) 402-3092

The tax  identification  number for Allstate Life  Insurance  Company is Tax Id.
No.: 36-2554642

                                                              Principal Amount
                                                              of Series B Notes
Name and Address of Purchaser                                 to be Purchased

3.  AMERICAN HERITAGE LIFE INSURANCE COMPANY                  $3,000,000
    3075 Sanders Road, Suite G5D
    Northbrook, IL  60062-7127

(1) All payments by Fedwire transfer of immediately available funds, identifying the name of the Issuer, the Private Placement Number preceded by "DPP" and the payment as principal, interest or premium, in the format as follows:

                  BBK = Harris Trust and Savings Bank
                           ABA #071000288
                  BNF = American Heritage Life Insurance Company
                           Collection Account #172-504-3
                  ORG = (Enter Issuer Name)
                  OBI = DPP - (Enter Private Placement No., if available)
                           Payment Due Date (MM/DD/YY) - P_____ (Enter "P" and amount of principal being remitted, for example, P5000000.00)
                            - I______ (Enter "I" and amount of interest being
                           remitted, for example, I225000.00)

(2) All notices of scheduled payments and written confirmations of such wire transfer to be sent to:

                  Allstate Insurance Company
                  Investment Operations - Private Placements
                  3075 Sanders Road, STE G4A
                  Northbrook, IL 60062-7127
                  Telephone: (847) 402-6672 Private Placements
                  Telecopy: (847) 326-7032

(3) Securities to be delivered to:

                  Citibank, N.A.
                  333 West 34th Street
                  3rd Floor Securities Vault
                  New York, New York 10001
                  Attention:  Keith Whyte
                  For American Heritage Life Insurance Company/Safekeeping Account No. 846928

(4) All financial reports, compliance certificates and all other written communications, including notice of prepayments, to be sent to:

                  Allstate Life Insurance Company
                  Private Placements Department
                  3075 Sanders Road, STE G5D
                  Northbrook, IL 60062-7127
                  Telephone: (847) 402-7117
                  Telecopy: (847) 402-3092

The tax identification number for American Heritage Life Insurance Company is Tax Id. No.: 59-0781901.

                                                             Principal Amount
                                                             of Series B Notes
Name and Address of Purchaser                                to be Purchased

4. HARTFORD LIFE INSURANCE COMPANY                           $5,000,000 (Note I)
   c/o The Hartford Investment Management Company
   55 Farmington Avenue
   Hartford, Connecticut  06105

     Taxpayer I.D. Number: 06-0974148

(1) All payments by wire transfer of immediately available funds to:

      JP Morgan Chase
      4 New York Plaza
      New York  New York 10004
      Bank ABA No. 021000021
      Chase NYC/Cust
      A/C # 900-9-000200 for F/C/T G06616-LSO
      Attn: Bond Interest /Principal - SureWest Communications, 4.74%
               Series B Senior Notes

               PPN # PPN 868733 A* 7  Prin $___________Int $ _______

with sufficient information to identify the source and application of such funds

(2)   All notices of payments and written confirmations of such wire transfers:

      Hartford Investment Management Company
      c/o Portfolio Support
      P.O. Box 1744 Hartford, Connecticut 06144-1744
      Telefacsimile:(860)297-8875/8876

(3) All other communications:

      Hartford Investment Management Company
      c/o Investment Department-Private Placements
      P.O. Box 1744 Hartford, Connecticut 06144-1744
      Telefacsimile: (860)297-8884

(4) Physical Delivery of Notes:

      JP Morgan Chase
      North America Insurance
      3 Chase MetroTech Center - 5th Floor South
      Brooklyn,  New York 11245
      Attn:  Bettye Carrera
      Custody Account Number: G06616-LSO must
      appear on outside of envelope

Principal Amount
                                                            of Series B Notes
Name and Address of Purchaser                               to be Purchased

5. HARTFORD LIFE INSURANCE COMPANY                          $5,000,000 (Note II)
   c/o The Hartford Investment Management Company
   55 Farmington Avenue
   Hartford, Connecticut  06105

     Taxpayer I.D. Number: 06-0974148

(1)  All payments by wire transfer of immediately available funds to:

     JP Morgan Chase
     4 New York Plaza
     New York  New York 10004
     Bank ABA No. 021000021
     Chase NYC/Cust
     A/C # 900-9-000200 for F/C/T G06612-HVA
     Attn: Bond Interest /Principal - SureWest Communications, 4.74%
              Series B Senior Notes

        PPN # PPN 868733 A* 7 Prin $___________Int $ ___________

     with sufficient information to identify the source and application of such funds.

(2)  All notices of payments and written confirmations of such wire transfers:

      Hartford Investment Management Company
      c/o Portfolio Support
      P.O. Box 1744 Hartford, Connecticut 06144-1744
      Telefacsimile:(860)297-8875/8876

(3) All other communications:

      Hartford Investment Management Company
      c/o Investment Department-Private Placements
      P.O. Box 1744 Hartford, Connecticut 06144-1744
      Telefacsimile: (860)297-8884

(4) Physical Delivery of Notes:

      JP Morgan Chase
      North America Insurance
      3 Chase MetroTech Center - 5th Floor South
      Brooklyn,  New York 11245
      Attn:  Bettye Carrera
      Custody Account Number: G06612-HVA must
      appear on outside of envelope

                                                              Principal Amount
                                                              of Series B Notes
Name and Address of Purchaser                                 to be Purchased

6.  METROPOLITAN LIFE INSURANCE COMPANY                       $15,000,000
    One Madison Avenue
    New York, New York 10010-3690

(Securities to be registered in the name of Metropolitan Life Insurance Company)

(1) All scheduled payments of principal and interest by wire transfer of immediately available funds to:

         Bank Name:        JPMorgan Chase Bank
         ABA Routing #:    021-000-021
         Account No.:      002-2-410591
         Account Name:     Metropolitan Life Insurance Company

     with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, make-whole amount, or interest.

     For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

(2) Original notes delivered to:

     Metropolitan Life Insurance Company
     Securities Investments, Law Department
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention:  George M. Bryant, Esq.

(3) All notices and communications:

     Metropolitan Life Insurance Company
     Investments Department, Private Placements
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention:  Director
     Facsimile (973) 355-4750

     With a copy OTHER than with respect to scheduled deliveries of financial statements to:


     Metropolitan Life Insurance Company
     10 Park Avenue
     Morristown, New Jersey 07962-1902
     Attention: Chief Counsel-Securities Investments
     Facsimile (973) 355-4338

(4) Taxpayer I.D. Number: 13-5581829

                                    EXHIBIT I

                                 [FORM OF NOTE]

                             SUREWEST COMMUNICATIONS

                  4.74% SERIES B SENIOR NOTE DUE MARCH 13, 2013

No. ____                                                                  [DATE]
$______                                                          PPN 868733 A* 7

     FOR VALUE RECEIVED, the undersigned, SUREWEST COMMUNICATIONS (herein called the "Company"), a California corporation, hereby promises to pay to ______________, or registered assigns, the principal sum of ____________ DOLLARS on March 13, 2013, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 4.74% per annum from the date hereof, payable semiannually, on the thirteenth day of March and September in each year, commencing with the March or September next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 6.74% or (ii) 2% over the rate of interest publicly announced from time to time by Bank of America, N.A. in San Francisco, California as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in the State of California or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

     This Note is one of a series of Series B Senior Notes (herein called the "Notes") issued pursuant to a Supplement dated as of March 13, 2003 (the "Supplement") to the Note Purchase Agreement, dated as of December 9, 1998 (as so supplemented and as from time to time amended, the "Note Purchase Agreement"), between the Company and the respective Additional Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representations set forth in Sections 6.1 and 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Supplement and the Note Purchase Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

     This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of California excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                      SUREWEST COMMUNICATIONS

                                      By:________________________
                                      Name:
                                      Title:

                                  EXHIBIT II-A

           [MATTERS TO COVERED IN OPINION OF COUNSEL FOR THE COMPANY]


     1. The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

     2. Each Restricted Subsidiary has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary. All of the outstanding shares of capital stock of each such Restricted Subsidiary have been duly issued, are fully paid and non-assessable and are owned of record by the Company, by one or more Restricted Subsidiary, or by the Company and one or more Restricted Subsidiaries.

     3. The Company has the corporate power to execute and deliver the Supplement to Note Purchase Agreement, to issue and sell the Series B Notes and to perform its obligations set forth in the Supplement and the Series B Notes.

     4. The execution, delivery and performance of the Supplement and the Series B Notes have been duly authorized by all necessary corporate action on the part of the Company, and each of the Supplement and the Series B Notes has been duly executed and delivered by the Company.

     5. The Supplement and the Series B Notes constitute the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law.

     6. The Company's execution and delivery of, and performance of its obligations under the Supplement and the Series B Notes do not and will not (i) violate the Company's Certificate of Incorporation or Bylaws, (ii) violate, breach or result in a default under, or result in the imposition of any Lien upon any property of the Company pursuant to, any existing obligation of or restriction on the Company under any other agreement, instrument or indenture of which we are aware after reasonable investigation, (iii) breach or otherwise violate any existing obligation of or restriction on the Company under any order, judgment or decree of any California or federal court or governmental authority binding on the Company, or (iv) violate any California or federal law or regulation.

     7. No order, consent, permit or approval of any California or federal governmental authority is required on the part of the Company to issue and sell the Series B Notes or for the execution and delivery of, and performance of the Company's obligations under, the Supplement and the Series B Notes.

     8. To our knowledge, there is no action, suit or proceeding pending against or threatened against or affecting the Company or any Restricted Subsidiary before any court, governmental or regulatory authority or arbitrator, which seeks to affect the enforceability of the Supplement and the Series B Notes or which could reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations under the Supplement and the Series B Notes.

     9. It is not necessary in connection with the execution and delivery of the Series B Notes under the circumstances contemplated by the Supplement to register the Series B Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939, as amended.

     10. Neither the extension of credit nor the use of proceeds provided in the Supplement will violate Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     11. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                                  EXHIBIT II-B

[MATTERS TO COVERED IN OPINION OF SPECIAL COUNSEL FOR THE ADDITIONAL PURCHASERS]


                              Please see attached.

                                  Schedule 5.3

                                   Disclosure


1. Disclosure contained in the (i) Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2001, and (ii) Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2002.

                                  Schedule 5.4

                                  Subsidiaries*

                                Jurisdiction of                                 Percentage
Subsidiary                      Organization      Equity Owner                  Ownership

Roseville Telephone Company     California        SureWest Communications         100%

SureWest Broadband              California        SureWest Communications         100%

SureWest Directories            California        SureWest Communications         100%

Roseville Long Distance Company California        SureWest Communications         100%


SureWest Wireless               California        SureWest Communications         100%

RTC Communications Corp.        California        Roseville Telephone Company     100%

Roseville Alternative Company   California        Roseville Telephone Company     100%

West Coast PCS LLC              California        SureWest Wireless               100%

SureWest Internet               California        SureWest Communications         100%

SureWest Custom Data Services   California        SureWest Communications         100%

SureWest TeleVideo              California        SureWest Communications         100%



*  All of the Subsidiaries are Restricted Subsidiaries

                                  Schedule 5.5

                              Financial Statements


The Company has delivered to each Purchaser:

(1) Annual Reports on Form 10-K of SureWest Communications for each of the fiscal years ended December 31, 2001, 2000, 1999, 1998 and 1997, including the audited financial statements included therein.

(2) Quarterly Report on Form 10-Q of SureWest Communications for the fiscal quarter ended September 30, 2002.

                                  Schedule 5.15

                              Existing Indebtedness




The outstanding indebtedness of the Company and its Restricted Subsidiaries as of December 31, 2002, is as follows:

                                                                                             Principal Amount
                                                                                               Outstanding at
Indebtedness                                                                                  December 31, 2002

Credit Agreement dated as of January 4, 1994 between Roseville Telephone Company, as
Borrower and Bank of America National
Trust and Savings Association                                                                    $ 2,143,000

Note Purchase Agreement dated as of December 9, 1998 for Series A Senior Notes                   $40,000,000

Business Loan Agreement dated as of March 15, 2000, as amended, between SureWest
Communications and Bank of America, N.A.                                                         $15,000,000


TOTAL:                                                                                           $57,143,000
